UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

Dionex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way
Sunnyvale, CA, 94088
(Address of principal executive offices, Zip Code)

(408) 737-0700
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Dionex Corporation announced in a press release dated September 16, 2009, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, that it has entered into an Asset Purchase Agreement with ESA Biosciences, a wholly owned subsidiary of Magellan Biosciences, Inc., to purchase ESA Biosciences HPLC products, HPLC clinical assays, laboratory services and related assets.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Dionex Corporation dated September 16, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2009	Dionex Corporation
	By:	/s/ CRAIG A. MCCOLLAM Craig A. McCollam Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dionex Corporation dated September 16, 2009.